First Patient Enrolled in BrainStorm's Phase II ALS Trial at Massachusetts General Hospital

NEW YORK, NY and PETACH TIKVAH, ISRAEL--(Marketwired - Jun 6, 2014) - BrainStorm Cell Therapeutics (OTCQB: BCLI), a leading developer of adult stem cell technologies for neurodegenerative diseases, announced today that the first patient was enrolled in its Phase II ALS trial at Massachusetts General Hospital (MGH) in Boston.

BrainStorm's Phase II trial is a randomized, double-blind, placebo controlled multi-center study designed to evaluate the safety and efficacy of transplantation of Autologous Mesenchymal Stem Cells Secreting Neurotrophic Factors ("MSC-NTF" or NurOwn™) in 48 ALS patients. The trial is also being conducted at the University of Massachusetts Memorial (UMass) Hospital in Worcester, MA and the Mayo Clinic in Rochester, Minnesota.

About NurOwn™
NurOwn is an autologous, adult stem cell therapy technology that differentiates bone marrow-derived mesenchymal stem cells (MSC) into "MSC-NTF" cells. These neuron-supporting cells secrete elevated levels of neurotrophic, or nerve-growth, factors for PROTECTION of existing motor neurons, PROMOTION of motor neuron growth, and RE-ESTABLISHMENT of nerve-muscle interaction. The ability to differentiate mesenchymal stem cells into MSC-NTF cells, and confirmation of their activity and potency before transplantation, makes NurOwn a first-of-its-kind approach for treating neurodegenerative diseases. More information about NurOwn™ can be found at http://brainstorm-cell.com/index.php/science-a-technology/-nurown.

About BrainStorm Cell Therapeutics, Inc.
BrainStorm Cell Therapeutics Inc. is a biotechnology company engaged in the development of first-of-its-kind adult stem cell therapies derived from autologous bone marrow cells for the treatment of neurodegenerative diseases. The Company holds the rights to develop and commercialize its NurOwn technology through an exclusive, worldwide licensing agreement with Ramot, the technology transfer company of Tel Aviv University. For more information, visit the company's website at www.brainstorm-cell.com.

Safe Harbor Statement
Statements in this announcement other than historical data and information constitute "forward-looking statements" and involve risks and uncertainties that could cause BrainStorm Cell Therapeutics Inc.'s actual results to differ materially from those stated or implied by such forward-looking statements. Terms and phrases such as "may", "should", "would", "could", "will", "expect", "likely", "believe", "plan", "estimate", "predict", "potential", and similar terms and phrases are intended to identify these forward-looking statements. The potential risks and uncertainties include, without limitation, risks associated with BrainStorm's limited operating history, history of losses; minimal working capital, dependence on its license to Ramot's technology; ability to adequately protect the technology; dependence on key executives and on its scientific consultants; ability to obtain required regulatory approvals; and other factors detailed in BrainStorm's annual report on Form 10-K and quarterly reports on Form 10-Q available at http://www.sec.gov. These factors should be considered carefully, and readers should not place undue reliance on BrainStorm's forward-looking statements. The forward-looking statements contained in this press release are based on the beliefs, expectations and opinions of management as of the date of this press release. We do not assume any obligation to update forward-looking statements to reflect actual results or assumptions if circumstances or management's beliefs, expectations or opinions should change, unless otherwise required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

Contact:

Contact
BrainStorm Cell Therapeutics Inc. (OTCQB: BCLI)
Mr. Chaim Lebovits
President
Phone: +972-3-9236384
info@brainstorm-cell.com

US Investor Contact
LifeSci Advisors, LLC
Michael Rice
Phone: 646-597-6979
mrice@lifesciadvisors.com